Baird 2018 Global Industrial Conference Franklin Electric Co. Inc. (FELE) Gregg Sengstack, Chairman and CEO  November 6, 2018

SAFE HARBOR STATEMENT: “Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995. Any forward‐looking statements contained herein, including those relating to market conditions or the Company’s financial results, costs, expenses or expense reductions, profit margins, inventory levels, foreign currency translation rates, liquidity expectations, business goals and sales growth, involve risks and uncertainties, including but not limited to, risks and uncertainties with respect to general economic and currency conditions, various conditions specific to the Company’s business and industry, weather conditions, new housing starts, market demand, competitive factors, changes in distribution channels, supply constraints, effect of price increases, raw material costs, technology factors, integration of acquisitions, litigation, government and regulatory actions, the Company’s accounting policies, future trends, and other risks which are detailed in the Company’s Securities and Exchange Commission filings, included in Item 1A of Part I of the Company’s Annual Report on Form 10‐K for the fiscal year ending December 31, 2017, Exhibit 99.1 attached thereto and in Item 1A of Part II of the Company’s Quarterly Reports on Form 10‐Q. These risks and uncertainties may cause actual results to differ materially from those indicated by the forward‐looking statements. All forward‐looking statements made herein are based on information currently available, and the Company assumes no obligation to update any forward‐looking statements. 2

STRATEGIC FOCUS: To grow as a global provider of water and fuel  systems, through geographic expansion and product  line extensions, leveraging our global platform  and competency in system design. 3

Strategic Focus Residential, Agricultural, Commercial Water Systems Complete Fueling Systems $6.0 B Global Market Potential(1) $1.2 B Global Market Potential(1) Strong Brand Franchise Mission Critical Products  and Systems #1 or #2 in  Addressable Markets  Applications with High  Cost of Downtime Growing Global Footprint Fragmented  Contractors Value  Customer Base Technical Support Fragmented  Deep Understanding  Supply Base of Applications (1) Current Franklin management estimates 4

Franklin Electric – Revenue Sources WATER SYSTEMS FUELING SYSTEMS DISTRIBUTION $750M (60%) $290M (20%) $275M (20%) 15% 60% 5% 15% 5% 5

FE – Organic Sales Growth (a) 20.0% Water Fueling FE ‐ Manufacturing 16.7% 15.0% 11.7% 10.0% 9.5% 8.6% 8.2% 7.8% 5.2% 7.2% 6.8% 6.6% 5.9% 5.1% 5.1% 5.0% 3.8% 2.5% 2.1% 0.0% ‐5.0% ‐5.2% ‐7.2% ‐10.0% 2013 2014               2015                 2016                2017            YTD 2018 (a) Organic sales growth for FE Water and Fueling Systems segments only.  Excludes acquisitions for one year and impact of Foreign Currency translation. 6

Global Footprint Locations with 50+ employees New sites, last 5 years 7

Sales in Developing Regions CONSTANT CURRENCY $500 $500  $481  $450 $459  $400 $413  $350 $356  $335  $300 $286  $250 ($ in millions) $246  $200 $226  $218  $150 $149  $100 $50 $0 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 8

Product Line Extensions Water Systems Fueling Systems 9

Third Quarter Year to Date 2018 Results Amounts in millions except per share data 3Q YTD 2018 3Q YTD 2017% + Prior Year Sales $981.5 $836.7 17% Operating Income (a) $104.3 $86.4 21% EPS (a) $1.74 $1.50 16% (a) Before Restructuring Expenses 10

Cash Flow  Net Income  Free Cash Flow  Net Income  Free Cash Flow $100 $100 $82.3  $79.3  $78.6  $81.2  $73.7 $73.6  $75 $75 $70.7  $50 $50 $45.7  $33.5  $25 $25 $18.1  $0 $0 2015 2016 2017 3Q YTD 2017 3Q YTD 2018 On track for significantly better FCF results in 2018 Free Cash Flow = Operating Cash Flow minus Net Capital Expenditures 11

25 Consecutive Annual Dividend Payment Increases  $0.50  $0.45  $0.40  $0.35  $0.30  $0.25  $0.20  $0.15  $0.10  $0.05  $‐ 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 12

Baird 2018 Global Industrial Conference  November 6, 2018